Exhibit 10.13

Dorian LPG Finance LLC

c/o Dorian LPG (USA) LLC

27 Signal Road

Stamford, CT 06902 USA

From:   Dorian LPG Finance LLC

Trust Company Complex

Ajeltake Road, Ajeltake Island

Majuro, Marshall Islands

MH96960

c/o Dorian LPG (USA) LLC

27 Signal Road

Stamford, CT 06902

To:       The parties listed in Schedule 1

February 1, 2016

Dear Sirs/Madams:

Re: Side Letter to the Facility Agreement, dated March 23, 2015 as amended by Amendment No. 1, dated June 15, 2015 (together, the "Facility Agreement")

1.    We refer to the Facility Agreement. Defined expressions in the Facility Agreement shall have the same meaning when used herein unless the context otherwise requires.

2.    We hereby confirm and acknowledge the following:

(a)

Clause 3.1 (Purpose) of the Facility Agreement provides that each Advance shall be made available in the lesser of (a) 55% of the Delivered Price of each Ship (other than with respect to Ship 1 and Ship 2 which shall be 55% of the Age Adjusted Delivered Price of each Ship), plus an amount equal to the K-sure Premium and KEXIM Premium for such Ship, and (b) 55% of the Fair Market Value of such Ship, tested at the time of delivery of such Ship, plus an amount equal to the K-sure Premium and KEXIM Premium for such Ship, for an aggregate maximum principal amount of $758,105,296 for all Advances;

(b)

Clause 1.1 (Definitions) of the Facility Agreement defines the Delivered Price of each Ship as such Ship's Contract Price, Extras and Contingent Extras, up to a maximum for such Ship as specified in Schedule 2 (Ship information) to the Facility Agreement, and provides that the aggregate of Contingent Extras shall not exceed $2,336,364;

(c)	he Delivered Price for Ship 6 was $77,123,470, which was $236,530 less than anticipated (the "Excess Amount"); and

(d)	the aggregate amount of Contingent Extras for all Ships will exceed $2,336,364.

3.    In consideration of the above, we have requested and the other Parties have agreed that the Excess Amount ($130,091) of which being the undrawn Commitment with respect to Ship 6), shall be re-allocated to finance an increase in Contingent Extras.

4.    The Parties have agreed to the following consequential amendment to the Facility Agreement:

in the definition of Contingent Extras in Clause 1.1 (Definitions), "$2,336,364" shall be deleted and replaced with "$2,572,894".

5.    We hereby confirm our agreement to the above amendment which will be effective, as of the date first mentioned above, once each of the Parties has confirmed its acknowledgment and agreement to the provisions of this letter by counter-signing this letter.

6.    The Facility Agreement shall be hereby amended (and deemed amended) in accordance with this letter.

7.    This letter is a Finance Document.

8.    Save as amended by this letter, the provisions of the Facility Agreement shall continue in full force and effect and the Facility Agreement and this letter shall be read and construed together as one instrument.

9.    From and after the date first above written, all references in the Facility Agreement to "this Agreement" (or words or phrases of a similar meaning) shall be deemed to be references to the Facility Agreement as amended by this letter unless the context otherwise specifically requires.

10.   This letter and any non-contractual obligations in connection with it are governed by, and shall be construed in accordance with, New York law.

[Signature Pages Follow]

Yours faithfully

DORIAN LPG FINANCE LLC

As Borrower

By:	/s/ Theodore B. Young
Name:	Theodore B. Young
Title:	President

Acknowledged and agreed to by:

Dorian LPG Ltd.

As Facility Guarantor

Hief Financial Office
By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	Chief Financial Officer

COMET LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

CORVETTE LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN SHANGHAI LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN HOUSTON LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN SAO PAULO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

CONCORDE LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

CONSTELLATION LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN ULSAN LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN AMSTERDAM LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN MONACO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN BARCELONA LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN TOKYO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN DUBAI LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN GENEVA LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN CAPE TOWN LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

COMMANDER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN EXPLORER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

DORIAN EXPORTER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore B. Young
Name:	Theodore Young
Title:	President

ABN AMRO CAPITAL USA LLC

As Bookrunner, Mandated Lead Arranger, Global Coordinator, Administrative Agent, Security Agent and Original Lender

By:	/s/ Francis Birkeland	By:	/s/ Urvashi Zutshi
Name:	Francis Birkeland	Name:	Urvashi Zutshi
Title:	Managing Director	Title:	Managing Director

ABN AMRO BANK N.V.

As Swap Bank

.N
By:	/s/ M.N. Hoogeveen	By:	/s/ Nienke Blans
Name:	M.N. Hoogeveen	Name:	Nienke Blans
Title:		Title:

CITIBANK N.A., LONDON BRANCH

As Bookrunner, Mandated Lead Arranger, ECA Coordinator, ECA Agent and Original Lender

By:	/s/ F.A. Wilhelmsen	By:
Name:	F.A. Wilhelmsen	Name:
Title:	Vice President	Title:

CITIGROUP GLOBAL MARKETS INC.

As Swap Bank

Alentino Gallo
By:	/s/ Valentino Gallo	By:
Name:	Valentino Gallo	Name:
Title:	Managing Director	Title:

THE EXPORT-IMPORT BANK OF KOREA

As Mandated Lead Arranger, Swap Bank and Original Lender

won
By:	/s/ Kwon Hyuk-Joon	By:
Name:	Kwon Hyuk-Joon	Name:
Title:	Director	Title:

ING CAPITAL MARKETS LLC

As Swap Bank

o
By:	/s/ Moses Lin	By:
Name:	Moses Lin	Name:
Title:	Director	Title:

ING BANK N.V., LONDON BRANCH

As Bookrunner, Mandated Lead Arranger and Original Lender

ory
By:	/s/ Rory Hussey	By:	/s/ Robartus Krol
Name:	David Grant	Name:	Robartus Krol
Title:	Managing Director	Title:	Director

DVB BANK SE

As Bookrunner, Mandated Lead Arranger, Swap Bank and Original Lender

By:	/s/ Elsa Savvatianou	By:	/s/ Georg Junginger
Name:	Elsa Savvatianou	Name:	Georg Junginger
Title:	Vide President	Title:	Vive President

COMMONWEALTH BANK OF AUSTRALIA, NEW YORK BRANCH

As Swap Bank and Original Lender

rik
By:	/s/ Erik Doebler	By:
Name:	Erik Doebler	Name:
Title:	Associate Director	Title:

DEUTSCHE BANK AG, HONG KONG BRANCH

As Mandated Lead Arranger and Original Lender

By:	/s/ Edward Hui	By:	/s/ Ken Cheng
Name:	Edward Hui	Name:	Ken Cheng
Title:	Vice President	Title:	Associate

DZ BANK AG

DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN

As Original Lender

By:	/s/ Manfred Fischer	By:	/s/ Steffen Philipp
Name:	Manfred Fischer	Name:	Steffen Philipp
Title:	Managing Director	Title:	Associate Director

SANTANDER BANK, N.A.

As Original Lender

By:	/s/ Jean-Baptiste Piette	By:
Name:	Jean-Baptiste Piette	Name:
Title:	Executive Director	Title:

BANCO SANTANDER, S.A.

As Mandated Lead Arranger

By:	/s/ Antonio Sala	By:	/s/ Jose Luis Vicent
Name:	Antonio Sala	Name:	Jose Luis Vicent
Title:	Executive Director	Title:	Executive Director

Schedule 1

ABN AMRO Capital USA LLC 17th Floor, 100 Park Ave 10017, New York, USA	DVB Bank SE 3 Moraitini Street & Palea Leof. Posidonos Delta Paleo Faliro 175 61 Athens, Greece
ABN AMRO Bank N.V. Gustav Mahlerlaan 10 1082 PP Amsterdam, The Netherlands	Commonwealth Bank of Australia, New York Branch Level 17, 599 Lexington Avenue New York, NY 10022, USA
Citibank N.A., London Branch Loans Operations Depaiiment 7/9 Traugutta str., 1st Floor 00-985 Warsaw, Poland	Deutsche Bank AG, Hong Kong Branch Level 52, International Commerce Centre 1 Austin Road West, Kowloon, Hong Kong
Citigroup Global Markets Inc. 390 Greenwich Street 10013, New York, USA	DZ BANK AG Deutsche ZentralGenossenschaftsbank, Frankfurt am Main Platz der Republik 60265 Frankfu1i am Main, Germany
The Export-Import Bank of Korea BIFC 20th floor, Munhyeongeumyung-ro 40 Nam-gu, 608-828, Busan, Republic of Korea	Santander Bank, N.A. 4 5 East 5 3rd Street. 10005 New York, USA
ING Capital Markets LLC 1325 Avenue of the Americas 10019, New York, USA	Banco Santander, S.A. Ciudad Grupo Santander Edif. Encinar - planta 2 28660 Boadilla del Monte (Madrid) Spain
ING Bank N.V., London Branch 60 London Wall London, UK EC2M 5TQ, UK